Exhibit 10.57

AMENDMENT TO BENEFITS AGREEMENT

This Amendment to the Executive Officer Benefits Agreement (the “Amendment”) is made and entered into as of October 29, 2010 (the “Effective Date”), by and between Power Integrations, Inc., a Delaware corporation (the “Company”) and Sandeep Nayyar (“Executive”).

RECITALS

A. The Company has previously entered into an Executive Officer Benefits Agreement with Executive, dated July 22, 2010 (the “Benefits Agreement”).

B. Pursuant to Section 1(f) of the Agreement, Executive is not eligible to receive the benefits under the Agreement until the completion of one year of continuous service as an executive officer of the Company.

C. The Company and Executive wish to amend the Benefits Agreement to permit Executive to receive earlier the benefits conferrable upon a change of control of the Company pursuant to the Agreement during the first year of continuous service to the Company as an executive officer.

AGREEMENT

THEREFORE, in consideration of the mutual agreements, covenants and considerations contained herein, the undersigned hereby agree and acknowledge as follows:

1. With reference to Section 1(f) of the Agreement, the Compensation Committee of the Board of Directors has determined that during the first year of continuous service as an executive officer of the Company, Executive shall be entitled to the benefits under this Agreement other than with respect to Sections 5, 6 and 7 of the Agreement. Executive shall not be entitled to the benefits under Sections 5, 6 and 7 of the Agreement until the completion of one year of continuous service as an executive officer of the Company.

2. All other provisions of the Agreement shall remain in full force and effect.

[SIGNATURE PAGE TO IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, the Company and Executive have executed this Amendment on the dates set forth below, to be effective immediately as of the Effective Date.

POWER INTEGRATIONS, INC.

By:	/S/ Balu Balakrishnan

Its:	Chief Executive Officer

Date:	October 29, 2010

SANDEEP NAYYAR

/S/ Sandeep Nayyar

Date:	October 29, 2010